UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A
(AMENDMENT NO. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2011

CNB CORPORATION

Incorporated under the laws of South Carolina	Commission File No. 000-24523	I.R.S. Employer Identification No. 57-0792402

1400 Third Avenue, P.O. Box 320
Conway, South Carolina 29528
Telephone: 843-248-5271

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]    Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 to the Form 8-K filed May 13, 2011 is filed pursuant to the requirements of Form 8-K, Section 5, Item 5.07(d).

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

(d)  On September 27, 2011, based upon the results of the non-binding shareholder advisory vote on the frequency of voting on the Company's executive compensation at the Company's May 10, 2011 Annual Meeting of Shareholders, the Board of Directors of the Company decided to submit the vote on executive compensation required by Section 14A(a)(2) of the Securities Exchange Act to shareholders once every three years until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CNB Corporation
(Registrant)

Date: September 28, 2011	By: /s/L. Ford Sanders, II
L. Ford Sanders, II
Executive Vice President, CFO and Treasurer